                                                                   EXHIBIT 99.14


                     AMENDED AND RESTATED SECURITY AGREEMENT



                           Dated as of April 23, 2001
                 As amended and restated as of October 15, 2002



                                      among



                          WILLIAMS COMMUNICATIONS, LLC,



                       WILTEL COMMUNICATIONS GROUP, INC.,



                    THE OTHER LOAN PARTIES referred to herein



                                       and



                              BANK OF AMERICA, N.A.
                             as ADMINISTRATIVE AGENT

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----



SECTION 1.        Definitions....................................................................................1

SECTION 2.        Grant of Security Interest.....................................................................9

SECTION 3.        General Representations and Warranties........................................................10

SECTION 4.        General Covenants.............................................................................13

SECTION 5.        Accounts......................................................................................15

SECTION 6.        Intellectual Property.........................................................................15

SECTION 7.        Commercial Tort Claims........................................................................16

SECTION 8.        Controlled Securities Accounts................................................................16

SECTION 9.        Controlled Deposit Accounts...................................................................16

SECTION 10.       Operation of Collateral Accounts..............................................................17

SECTION 11.       Remedies upon Event of Default................................................................17

SECTION 12.       Application of Proceeds.......................................................................20

SECTION 13.       Authority to Administer Collateral............................................................20

SECTION 14.       Standards for Exercising Remedies.............................................................21

SECTION 15.       General Provisions Regarding the Administrative Agent; Information as to the Obligations and
                  Actions by Secured Parties....................................................................22

SECTION 16.       Termination of Liens; Release of Collateral...................................................22

SECTION 17.       Continuation and Reinstatement................................................................22

SECTION 18.       Notices.......................................................................................22

SECTION 19.       No Implied Waivers; Remedies Not Exclusive....................................................24

SECTION 20.       Successors and Assigns........................................................................24

SECTION 21.       Amendments and Waivers........................................................................24

SECTION 22.       CHOICE OF LAW.................................................................................24

SECTION 23.       Severability..................................................................................24

SECTION 24.       Additional Loan Parties.......................................................................25

SECTION 25.       Effectiveness.................................................................................25

SECTION 26.       Headings......................................................................................25

SECTION 27.       Execution in Counterparts.....................................................................25

SECTION 28.       Interpretation With Other Documents...........................................................25

SECTION 29.       Enforcement of Rights; No Obligation to Marshall Assets.......................................25

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                                        PAGE

         SCHEDULES:

         SCHEDULE 1        Pledged Securities - Equity Interests in Subsidiaries Owned by Loan Parties

         SCHEDULE 2        Pledged Securities - Other than Equity Interests in Subsidiaries Owned by Loan Parties

         SCHEDULE 3        Deposit Accounts of Loan Parties

         SCHEDULE 4        Instruments Owned by Loan Parties

EXHIBITS:

         EXHIBIT A         Perfection Certificate

         EXHIBIT B         Deposit Account Control Agreement

         EXHIBIT C         Issuer Account Control Agreement

         EXHIBIT D         Securities Account Control Agreement

         EXHIBIT E         Intellectual Property Security Agreement Supplement

                                                        CC US LLP DRAFT 10/12/02


                     AMENDED AND RESTATED SECURITY AGREEMENT

         AMENDED AND RESTATED SECURITY AGREEMENT (as this agreement may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement") dated as of April 23, 2001, as amended and restated as of October 15, 2002 among WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company (the "Borrower"), WILTEL COMMUNICATIONS GROUP, INC., a Nevada corporation ("Holdings"), THE OTHER LOAN PARTIES listed on the signature pages hereto and any other entities that become a party hereto as contemplated by Section 24 hereof or otherwise, and BANK OF AMERICA, N.A., as administrative agent.

                             INTRODUCTORY STATEMENT

         This Security Agreement amends and restates that certain Security Agreement dated April 23, 2001 among the Borrower, Old WCG, the other Loan Parties party thereto, and the Administrative Agent (as such agreement has heretofore been amended and supplemented, the "Existing Security Agreement"). The execution and delivery of this amendment and restatement shall not be construed to substitute for, or release, cancel, terminate, discharge or otherwise impair, in whole or in part, the Liens (as herein defined) granted to the Administrative Agent on behalf of the Secured Parties under the Existing Security Agreement, which Liens continue in full force and effect in all respects.

         As contemplated by that certain Second Amended Joint Chapter 11 Plan of Reorganization of Old WCG and CG Austria, Inc., dated August 12, 2002, the Existing Security Agreement is to be amended and restated.

         The Borrower, Holdings, Old WCG and the other Loan Parties party hereto are parties to the Credit Agreement (as hereinafter defined), pursuant to which the Borrower has borrowed funds and intends to continue (subject to the terms and conditions of the Credit Agreement) to obtain letters of credit thereunder, and Holdings and the other Loan Parties party hereto (other than the Borrower) have guaranteed the Obligations (as defined in the Credit Agreement) of the Borrower under the Credit Agreement.

         The Liens granted to the Administrative Agent (for the benefit of the Secured Parties) by the Loan Parties in the collateral described herein secure the respective obligations of the Loan Parties pursuant to the Credit Agreement.

         SECTION 1. Definitions.

         (a) Definitions of Terms Used Herein Generally. Capitalized terms used herein and not otherwise defined in Sections 1(b) or 1(c) hereof have, as used herein, the respective meanings given to such terms in the Credit Agreement. Unless otherwise defined herein, all terms used herein and defined in the NYUCC shall have the same definitions herein as specified therein; provided, however, that if a term is defined in Article 9 of the NYUCC differently than in another Article of the NYUCC, the term shall have the meaning specified in Article 9 of the NYUCC.

         (b) Additional Definitions. The following terms, as used herein, shall have the following meanings:

         "Accounts" means all "accounts", as such term is defined in the NYUCC.

         "Administrative Agent" means Bank of America, N.A., in its capacity as administrative agent for the Lenders under the Credit Agreement.

         "Amendment No. 9 Closing Date" has the meaning set forth in the Credit Agreement.

         "Applicable Law" has the meaning set forth in the Credit Agreement.

         "Borrower" shall have the meaning given to such term in the initial paragraph of this Security Agreement.

         "Cash Distributions" means dividends, interest and other distributions and payments (including, without limitation, proceeds of liquidation, sale or other disposition) received in cash upon, or with respect to, any Collateral.

         "Chattel Paper" means all "chattel paper", as such term is defined in the NYUCC.

         "Collateral" has the meaning set forth in Section 2 hereof.

         "Collateral Accounts" means the Controlled Deposit Accounts and the Controlled Securities Accounts.

         "Commercial Tort Claims" means all "commercial tort claims", as such term is defined in the NYUCC.

         "Contingent Obligation" means, at any time, any Obligation (or portion thereof) that is contingent in nature or unliquidated at such time, including, without limitation, any Obligation that is:

                  (i) an obligation to reimburse an Issuing Bank for drawings not yet made under a Letter of Credit issued by it;

                  (ii) an obligation under a Lender Hedging Agreement to make payments that cannot be quantified at such time;

                  (iii) any other Obligation that is contingent in nature at such time; provided that contingent obligations under general indemnification provisions (such as Section 10.03 of the Credit Agreement) and the like as to which no claim is pending or reasonably foreseeable in the judgment and discretion of the Administrative Agent shall not be treated as Contingent Obligations for purposes of administration of this Agreement; and

                  (iv) an obligation to provide Collateral to secure any of the foregoing types of obligations.

         "Control" means:

                  (i) when used with respect to any Security or Security Entitlement, the meaning specified in Section 8-106 of the NYUCC; and

                  (ii) when used with respect to any Deposit Account, the meaning specified in Section 9-104 of the NYUCC.

         "Control Agreement" means any Deposit Account Control Agreement, Issuer Control Agreement or Securities Account Control Agreement.

         "Controlled Deposit Account" means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Administrative Agent is the Depositary Bank's "customer" (as defined in Section 4-104 of the NYUCC).

         "Controlled Securities Account" means a Securities Account that (i) is maintained in the name of a Loan Party at an office of a Securities Intermediary located in the United States of America and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement.

         "Copyright License" means any agreement now or hereafter in existence granting to any Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including, without limitation, any agreement identified in Schedule 1 to any Copyright Security Agreement.

         "Copyrights" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in
Schedule 1 to any Copyright Security Agreement, (ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

         "Copyright Security Agreement" means that certain Copyright Security Agreement dated as of April 23, 2001, as amended and restated as of October 15, 2002 (as such agreement may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time), executed and delivered by the Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.

         "Credit Agreement" means that certain Second Amended and Restated Credit and Guaranty Agreement dated as of September 8, 1999, as amended and restated as of April 25, 2001, and as further amended and restated as of October 15, 2002 (as such agreement may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time), among the Borrower, the Guarantors referred to therein, the Lenders referred to therein, the Administrative Agent, JP Morgan Chase Bank, as Syndication Agent, and Salomon Smith Barney Inc., and Merrill Lynch & Co., as Co-Documentation Agents.

         "Deposit Accounts" means all "deposit accounts", as such term is defined in the NYUCC.

         "Deposit Account Control Agreement" means, with respect to a Deposit Account of a Loan Party, a Deposit Account Control Agreement substantially in the form of Exhibit B hereto (or in such other form as may have been agreed to by the Administrative Agent) among such Loan Party, the Administrative Agent and the relevant Depositary Bank.

         "Depositary Bank" means a bank at which a Deposit Account is maintained by a Loan Party.

         "Documents" means all "documents", as such term is defined in the NYUCC.

         "Domestic Subsidiary" has the meaning set forth in the Credit
Agreement.

         "Entitlement Holder" means "entitlement holder", as such term is defined in the NYUCC.

         "Entitlement Order" means "entitlement order", as such term is defined in the NYUCC.

         "Equipment" means all "equipment", as such term is defined in the NYUCC.

         "Equity Interest" means (i) shares of its capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, (ii) any warrant, option or other right to acquire any Equity Interest described in clause (i) of this definition and/or (iii) any Security Entitlement in respect of any Equity Interest described in this definition.

         "Event of Default" has the meaning set forth in the Credit Agreement.

         "Excluded Property" means:

                  (i) 34% of any Equity Interests in any Foreign Subsidiary owned by a Loan Party and 100% of the Equity Interests of any Subsidiary of a Foreign Subsidiary of a Loan Party;

                  (ii) any assets subject to a Lien permitted under clauses (d),
          (e), (h), (o), (p) (to the extent such cash deposits and/or pledges are held by a third party other than the Administrative Agent), (r),
          (s), (t), (u), (v) or (w) of Section 6.2 of the Credit Agreement, but only if and for so long as the document granting or governing such Permitted Encumbrance prohibits the granting of another Lien on such assets; and

                  (iii) any agreement, contract, lease, Right of Way, permit, license or license agreement if under the terms of such agreement, contract, lease, Right of Way, agreement relating to an IRU, permit, license or license agreement or under Applicable Law with respect thereto, the valid grant of a security interest therein to the Administrative Agent (for the benefit of the Secured Parties) is prohibited by, or constitutes a breach or default under, or results in the termination of, any such agreement, contract, lease, Right of Way, agreement relating to an IRU, permit, license or license agreement, or Applicable Law; provided, however, that (X) any agreement, contract, lease, Right of Way, agreement relating to an IRU, permit, license or license agreement will not be "Excluded Property" hereunder if any such prohibition, event of breach or default, or termination of any agreement, contract, lease, Right of Way, agreement relating to an IRU, permit, license or license agreement is ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of the NYUCC or is otherwise ineffective under Applicable Law, (Y) this paragraph (iv) shall not limit, impair or otherwise affect the Administrative Agent's Lien (for the benefit of the Secured Parties) in any rights or interests of any Loan Party in or to monies due or to become due under any such agreement, contract, lease, Right of Way, agreement relating to an IRU, permit, license or license agreement and such rights or interests in or to monies due or to become due shall not constitute "Excluded Property" hereunder, and (Z) this paragraph (iv) shall not limit, impair or otherwise affect the Administrative Agent's Lien (for the benefit of the Secured Parties) in any rights or interests of any Loan Party in or to any proceeds from the sale, license, lease or other disposition of any such agreement, contract, lease, Right of Way, agreement relating to an IRU, permit, license or license agreement.

         "Federal Securities Laws" has the meaning set forth in Section 11(f) hereof.

         "Financial Asset" means all "financial assets", as such term is defined in the NYUCC.

         "Fixtures" means all "fixtures", as such term is defined in the NYUCC.

         "Foreign Subsidiary" has the meaning set forth in the Credit Agreement.

         "General Intangibles" means all "general intangibles", as such term is defined in the NYUCC.

         "Goods" means all "goods", as such term is defined in the NYUCC.

         "Holdings" shall have the meaning given to such term in the initial paragraph of this Security Agreement.

         "Instrument of Assumption and Joinder" has the meaning set forth in the Credit Agreement.

         "Instruments" means all "instruments", as such term is defined in the NYUCC.

         "Intellectual Property" means all intellectual and similar property of every kind and nature, including, without limitation, inventions, designs, Patents, Patent Licenses, Trademarks, Trademark

Licenses, Copyrights, Copyright Licenses, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, licenses for any of the foregoing and all license rights, and all additions, improvements and accessions to, and books and records describing, or used in connection with, any of the foregoing.

         "Intellectual Property Filing" means (i) with respect to any Patent, Patent License, Trademark or Trademark License, (X) the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form and/or (Y) the filing of an Intellectual Property Security Agreement Supplement with the United States Patent and Trademark office, together with an appropriately completed recordation form and (ii) with respect to any Copyright or Copyright License, (X) the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form and/or (Y) the filing of an Intellectual Property Security Agreement Supplement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Liens granted to the Administrative Agent (for the benefit of the Secured Parties) in such Intellectual Property.

         "Intellectual Property Security Agreement Supplement" means the supplement in the form of Exhibit E hereto executed and delivered, by one or more of the Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties with respect to such Loan Party's Intellectual Property as appropriate.

         "Inventory" means all "inventory", as such term is defined in the NYUCC.

         "Investment Property" means all "investment property" as such term is defined in the NYUCC.

         "IRU" has the meaning set forth in the Credit Agreement.

         "Issuer" means any Person that issues any Equity Interests.

         "Issuer Control Agreement" means an Issuer Control Agreement substantially in the form of Exhibit C hereto (or in such other form as may have been agreed to by the Administrative Agent) among such Loan Party, the Administrative Agent and the relevant Issuer.

         "Lender" has the meaning set forth in the Credit Agreement.

         "Lender Hedging Agreement" has the meaning set forth in the Credit Agreement.

         "Letter-of-Credit Rights" means all "letter-of-credit rights" as such term is defined in the NYUCC.

         "Lien" has the meaning set forth in the Credit Agreement.

         "Lien Grantors" means the Loan Parties.

         "Loan Party" means each of the Borrower, Old WCG, Holdings, any Subsidiary Loan Party (as defined in the Credit Agreement) and any party who becomes a Loan Party as contemplated by Section 24 hereof.

         "NYUCC" means the UCC as in effect in the State of New York from time to time.

         "Obligations" means (i) with respect to the Borrower, the "Obligations" as such term is defined in the Credit Agreement and (ii) with respect to any other Loan Party, such Loan Party's obligations under its guarantee pursuant to the Credit Agreement and any other Obligations (as defined in the Credit Agreement) of such Loan Party.

         "Old WCG" has the meaning set forth in the Credit Agreement.

         "own" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by NYUCC Section 9-203, and "acquire" refers to the acquisition of any such rights.

         "Patent License" means any agreement now or hereafter in existence granting to any Loan Party, or pursuant to which any Loan Party grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including, without limitation, any agreement identified in Schedule 1 to any Patent Security Agreement.

         "Patents" means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and
(iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

         "Patent Security Agreement" means that certain Patent Security Agreement dated as of April 23, 2001, as amended and restated as of October 15, 2002 (as such agreement may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time), executed and delivered by the Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.

         "Payment Intangible" means all "payment intangibles", as such term is defined in the NYUCC.

         "Perfection Certificate" means a certificate in the form of Exhibit A hereto, completed and supplemented with the schedules contemplated thereby to the reasonable satisfaction of the Administrative Agent, and signed by an Authorized Officer of the applicable Loan Party delivering the same.

         "Permitted Encumbrance" has the meaning set forth in the Credit Agreement.

         "Person" has the meaning set forth in the Credit Agreement.

         "Pledged Collateral" means (i) the Pledged Securities and any proceeds or products thereof or income therefrom, in any form, together with: (a) all profits and distributions to which a Loan Party shall at any time be entitled in respect of its Pledged Securities; (b) all other payments, if any, due or to become due to a Loan Party in respect of its Pledged Securities, whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise; (c) all of a Loan Party's claims, rights, powers, privileges, authority, options, security interest, Liens and remedies, if any, under or arising out of the ownership of such Loan Party's Pledged Securities; (d) all present and future claims, if any, of a Loan Party against the applicable entity in which such Loan Party owns its Pledged Securities or under or arising out of the applicable partnership or operating agreement, as applicable, for monies loaned or advanced, for services rendered or otherwise; (e) to the extent permitted by Applicable Law, all of a Loan Party's rights, if any, under the applicable partnership or operating agreement, as applicable, or at law, to exercise and enforce every right, power, remedy, authority, option and privilege of such Loan Party relating to its Pledged Securities, including, without limitation, any power to terminate, cancel or modify the applicable partnership or operating agreement, as applicable, to execute any instruments and to take any and all other action on behalf of and in the name of such Loan Party in respect of its Pledged Securities and the entity in which such Loan Party owns its Pledged Securities, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce or collect any of the foregoing or any property of the applicable entity, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and (f) to the extent not otherwise included, any and all Proceeds of any or all of the foregoing, and (ii) the Pledged Instruments.

         "Pledged Instruments" means all Instruments held by a Loan Party, as initially listed on Schedule 4 hereto.

         "Pledged Securities" means (i) all of the issued and outstanding capital stock or other Equity Interests issued by any Subsidiary which Equity Interests are now or hereafter directly or indirectly owned or controlled by a Loan Party except to the extent that any such Equity Interests constitute Excluded Property; and (ii) Equity Interests issued by any Person that is not a Subsidiary of a Loan Party which Equity Interests are now or hereafter owned by a Loan Party.

         "Pledged Securities Permitted Encumbrances" has the meaning set forth in Section 3(i) hereof.

         "Proceeds" means all "proceeds", as such term is defined in the NYUCC.

         "Promissory Note" means all "promissory notes", as such term is defined in the NYUCC.

         "Proprietary Rights" has the meaning set forth in the Credit Agreement.

         "Receivables" means, with respect to any Person, all Accounts owned by such Person, and all other rights, titles or interests of such Person which, in accordance with GAAP, would be included in receivables on such Person's balance sheet (including, without limitation, any such Accounts and/or rights, titles or interests that might be characterized as Chattel Paper, Instruments or General Intangibles under the UCC in effect in any jurisdiction), in each case arising from the sale, lease, exchange or other disposition of Inventory, and all of such Person's rights to any goods, services or other property related to any of the foregoing (including, without limitation, returned or repossessed goods and unpaid seller's rights of rescission, replevin, reclamation and rights to stoppage in transit), and all collateral security and supporting obligations of any kind given by any Person with respect to any of the foregoing.

         "Record" means information which is inscribed on a tangible medium, or which is stored in an electronic or other medium and is retrievable in perceivable form.

         "Required Lenders" has the meaning set forth in the Credit Agreement.

         "Rights of Way" has the meaning set forth in the Credit Agreement.

         "Secured Parties" has the meaning set forth in the Credit Agreement.

         "Securities Account" means all "securities accounts", as such term is defined in the NYUCC.

         "Securities Account Control Agreement" means, with respect to a Securities Account of a Loan Party, a Securities Account Control Agreement substantially in the form of Exhibit D hereto (or in such other form as may have been agreed to by the Administrative Agent) among the relevant Securities Intermediary, the relevant Loan Party and the Administrative Agent.

         "Securities Intermediary" means a clearing corporation or a Person, including, without limitation, a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

         "Security" means a "security" as such term is defined in the NYUCC.

         "Security Agreement Supplement" means a Security Agreement Supplement, substantially in the form of Exhibit A hereto, signed and delivered to the Administrative Agent by a Loan Party for the purpose of adding additional property to the Collateral.

         "Security Entitlement" means all "security entitlements", as such term is defined in the NYUCC.

         "Specified Security" has the meaning set forth in the Credit Agreement.

         "Specified Security Hedging Transaction" has the meaning set forth in the Credit Agreement.

         "Subsidiary" has the meaning set forth in the Credit Agreement.

         "Supporting Obligations" means all "supporting obligations" as such term is defined in the NYUCC.

         "Trademark License" means any agreement now or hereafter in existence granting to any Loan Party, or pursuant to which any Loan Party grants to any other Person, any right to use any Trademark, including, without limitation, any agreement identified in Schedule 1 to any Trademark Security Agreement.

         "Trademarks" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all General Intangibles of like nature, and the rights in any of the foregoing which arise under Applicable Law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

         "Trademark Security Agreement" means that certain Trademark Security Agreement dated as of April 23, 2001, as amended and restated as of October 15, 2002 (as such agreement may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time), executed and delivered by the Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.

         "UCC" means the Uniform Commercial Code as in effect from time to time in any jurisdiction. References to particular sections of Article 9 of the UCC shall be, unless otherwise indicated, references to Revised Article 9 of the UCC adopted and effective in certain jurisdictions on or after July 1, 2001.

         (c) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation" to the extent not already followed by such phrase herein. The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise,
(i) any definition of, or reference to, any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified,
(ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Security Agreement in its entirety and not to any particular provision hereof,
(iv) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Security Agreement, and (v) the word "property" shall be construed to refer to any and all tangible and intangible assets and properties, including, without limitation, cash, securities, Accounts and contract rights.

         SECTION 2. Grant of Security Interest.

         (a) Each Loan Party, in order to secure the payment and performance in full of such Loan Party's Obligations, hereby assigns, pledges, hypothecates, transfers and sets over to the Administrative Agent (for the benefit of the Secured Parties), and grants to the Administrative Agent (for the benefit of the Secured Parties) a continuing security interest in and to all of such Loan Party's right, title and interest in and to all personal property and Fixtures of every kind and nature, whether now owned or existing, or hereafter acquired, created or arising, and regardless of where located, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"), including, without limitation, each of the following:

                  (i) all Accounts;

                  (ii) all Chattel Paper;

                  (iii) all Commercial Tort Claims;

                  (iv) all Deposit Accounts;

                  (v) all Documents;

                  (vi) all Equipment;

                  (vii) all Equity Interests;

                  (viii) all General Intangibles (including, without limitation, any Equity Interests in other Persons that do not constitute Investment Property);

                  (ix) all Goods;

                  (x) all Instruments;

                  (xi) all Intellectual Property;

                  (xii) all Inventory;

                  (xiii) all Investment Property;

                  (xiv) all Letter-of-Credit Rights;

                  (xv) all Payment Intangibles;

                  (xvi) all Pledged Collateral;

                  (xvii) all Promissory Notes;

                  (xviii) all Receivables;

                  (xix) all Supporting Obligations;

                  (xx) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Loan Party;

                  (xxi) all ownership interests in (1) such Loan Party's Deposit Accounts, (2) all Financial Assets credited to such Loan Party's Securities Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in such Loan Party's Deposit Accounts and Securities Accounts from time to time and (4) all other cash of any Loan Party;

                  (xxii) any additional personal property owned by any Loan Party and not otherwise listed in the above-enumerated categories;

                  (xxiii) all Proceeds and products of the foregoing described in clauses (i) through (xxii);

but, specifically excluding any of the Excluded Property.

         (b) With respect to each right to payment or performance included in the Collateral from time to time, the Lien granted to the Administrative Agent (for the benefit of the Secured Parties) therein includes, without limitation, a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (X) secures such right to payment or performance or (Y) secures any such Supporting Obligation.

         (c) The Liens are granted as security, and shall not subject the Administrative Agent or any other Secured Party to, or transfer, or in any way affect or modify, any obligation or liability of any Loan Party with respect to any of the Collateral or any transaction in connection therewith.

         (d) The Administrative Agent acknowledges that certain Collateral (including, without limitation, customer lists and customer information) is subject to confidentiality provisions applicable thereto.

         (e) The Administrative Agent acknowledges that the attachment of its Lien (for the benefit of the Secured Parties) in any Commercial Tort Claim as Collateral is subject to each Loan Party's compliance with Section 7 hereof.

         SECTION 3. General Representations and Warranties. Each Loan Party represents and warrants that:

         (a) Such Loan Party is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization or formation in the most recent Perfection Certificate delivered to the Administrative Agent by such Loan Party.

         (b) Such Loan Party's exact legal name is that set forth on the most recent Perfection Certificate delivered to the Administrative Agent.

         (c) Such Loan Party's organizational identification number (if any) is that set forth on the most recent Perfection Certificate delivered to the Administrative Agent.

         (d) Such Loan Party's organization is of the type that is set forth on the most recent Perfection Certificate delivered to the Administrative Agent.

         (e) Such Loan Party's place of business or, if it has more than one place of business, its chief executive office, and its mailing address, if different from the foregoing, is that set forth on the most recent Perfection Certificate delivered to the Administrative Agent.

         (f) Schedule 1 hereto is a true and complete list of all Pledged Securities evidencing Equity Interests in Subsidiaries owned directly by such Loan Party as of the Amendment No. 9 Closing Date. On the Amendment No. 9 Closing Date, such Loan Party shall take such steps as may be necessary or as may be reasonably requested by the Administrative Agent to cause the Administrative Agent to have Control of all such Pledged Securities (except for (i) Pledged Securities constituting Excluded Property, (ii) the Equity Interest of Centennial Ventures Partners VI, L.P., and (iii) the Equity Interest of iBeam

Broadcasting K.K., a Japanese company, Williams Communications Group PTE Ltd., a Singapore company, Next Venue Europe, Ltd., a U.K. company and Williams Communications Participations Holdings GmbH, an Austrian company (the "Specified Companies"), but subject to Section 4(f)(v) hereof), including in the case of uncertificated Equity Interests which constitute Securities, by entering into, or causing the relevant Issuer to enter into, an Issuer Control Agreement and, in the case of certificated Equity Interests, by delivering all certificates or other instruments evidencing such Equity Interests (together with undated powers executed in blank). The Equity Interests subject to the Liens of the Administrative Agent (for the benefit of the Secured Parties) constitute all of the Equity Interests in Subsidiaries owned directly by such Loan Party (except for Equity Interests constituting Excluded Property).

         (g) Schedule 2 hereto is a true and complete list, as of the Amendment No. 9 Closing Date, of (i) all Pledged Securities owned by such Loan Party (except Pledged Securities evidencing Equity Interests in Subsidiaries) and (ii) all Securities Accounts to which Financial Assets are credited in respect of which such Loan Party owns Security Entitlements; and all such Securities Accounts are Controlled Securities Accounts.

         (h) Schedule 3 is a true and complete list, as of the Amendment No. 9 Closing Date, of all Deposit Accounts of such Loan Party; and such Deposit Accounts are Controlled Deposit Accounts except to the extent otherwise permitted by Section 5.16 of the Credit Agreement.

         (i) Such Loan Party is the legal and beneficial owner of, and has sole right, title and interest to the Pledged Securities owned by such Loan Party, free and clear of any Lien other than (i) the Liens granted to the Administrative Agent (for the benefit of the Secured Parties) pursuant hereto and any other Permitted Encumbrances, (ii) with respect to any Specified Security, Liens thereon securing obligations under a Specified Security Hedging Transaction with respect to such Specified Security to the extent such Liens are permitted by Section 6.2(n) of the Credit Agreement, and (iii) any tax Liens and judgment Liens that are Permitted Encumbrances (the Liens described in clauses
(i), (ii) and (iii), collectively, the "Pledged Securities Permitted Encumbrances").

         (j) All of the Pledged Securities issued by any Loan Party or a Domestic Subsidiary of any Loan Party are duly authorized, validly issued, fully paid and non-assessable.

         (k) Schedule 4 hereto is a true and complete list, as of the Amendment No. 9 Closing Date, of all Instruments in an amount greater than $150,000 owned by such Loan Parties other than checks, drafts or other instruments received by such Loan Party in the ordinary course of business as payment for goods or services and all Promissory Notes owned by such Loan Party in an amount greater than $150,000.

         (l) No valid financing statement, security agreement, mortgage or similar or equivalent document or instrument signed or authorized by a Loan Party covering all or part of the Collateral owned by such Loan Party is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except with regard to Collateral other than Pledged Securities, financing statements, mortgages or other similar or equivalent documents with respect to Permitted Encumbrances and with regard to the Pledged Collateral, financing statements, mortgages or other similar or equivalent documents with respect to Pledged Securities Permitted Encumbrances. Subject to Section 3(i) above, no Collateral owned by such Loan Party will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than pursuant to a Permitted Encumbrance.

         (m) The Liens of the Administrative Agent (for the benefit of the Secured Parties) on all Collateral owned by such Loan Party (i) have been validly created, (ii) will attach or will have attached to each item of such Collateral on or before the Amendment No. 9 Closing Date as to each Loan Party or the date on which it signs and delivers an Instrument of Assumption and Joinder in the case of any other Loan Party which becomes a Loan Party after the Amendment No. 9 Closing Date (or, if such Loan Party first obtains rights in an item of Collateral on a later date, on such later date) and (iii) when so attached, will secure such Loan Party's Obligations.

         (n) Such Loan Party has delivered one or more Perfection Certificates to the Administrative Agent as required for the effectiveness of Amendment No. 9 (if applicable) and as required by the terms and provisions of the Credit Agreement.

         With respect to each Perfection Certificate delivered in connection with the Amendment No. 9 Closing Date, the information set forth in Sections 1 and 2 thereof is true and correct in all respects, and all other information set forth therein is true and correct in all material respects, in each case as of the Amendment No. 9 Closing Date. With respect to each Perfection Certificate delivered in accordance with the Loan Documents after the Amendment No. 9 Closing Date by any Person that has been acquired by a Loan Party or by any Loan Party that has previously delivered a Perfection Certificate, the information set forth in Sections 1 and 2 thereof is true and correct in all respects, and all other information set forth therein is true and correct in all material respects in each case as of the date thereof. With respect to each initial Perfection Certificate delivered in accordance with the Loan Documents after the Amendment No. 9 Closing Date by a newly formed Subsidiary of a Loan Party, the information set forth therein is true and correct in all respects as of the date thereof.

         (o) When UCC financing statements describing the Collateral have been filed in the appropriate UCC offices, the Liens of the Administrative Agent (for the benefit of the Secured Parties) will constitute perfected security interests in the Collateral owned by such Loan Party to the extent that a security interest therein may be perfected by filing a financing statement pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Encumbrances. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Loan Party's Intellectual Property (including any future filings required pursuant to Sections 4(a) and 6 hereof), the Liens of the Administrative Agent (for the benefit of the Secured Parties) will constitute perfected security interests in all right, title and interest of such Loan Party in its Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Liens and rights of others therein except Permitted Encumbrances. Except for (i) the filing of such UCC financing statements referred to above, (ii) the stamping of certificates of title or other actions with respect to any motor vehicles and any federal filings with respect to aircrafts, (iii) such Intellectual Property Filings, and (iv) the filing of appropriate documents as may be necessary to perfect the pledge and/or security interest in the Equity Interests of any Foreign Subsidiary, no registration, recordation or filing with any Governmental Authority is required in connection with the execution or delivery of this Security Agreement or is necessary for the validity or enforceability thereof or for the perfection of the Liens granted to the Administrative Agent (for the benefit of the Secured Parties) or for the enforcement of the Liens granted to the Administrative Agent (for the benefit of the Secured Parties) pursuant to this Security Agreement.

         (p) Such Loan Party has taken all actions necessary under the UCC to perfect its interest in any Accounts, Chattel Paper, Payment Intangibles or Promissory Notes purchased or otherwise acquired by it after the Amendment No. 9 Closing Date in a transaction or series of related transactions that involve consideration of more than $1,000,000, as against its assignors and creditors of its assignors.

         (q) No Loan Party, other than the Borrower and Williams Local Network, Inc., is a "Transmitting Utility" (as such term is defined in the NYUCC).

         SECTION 4. General Covenants. Each Loan Party covenants as follows:

         (a) Such Loan Party will provide further assurances in accordance with Sections 5.11 and 5.12 of the Credit Agreement, including, without limitation, in the case of Deposit Accounts (as required under Section 5.16 of the Credit Agreement) and Investment Property in which such Loan Party has any right, title or interest, cause the Administrative Agent (for the benefit of the Secured Parties) to have Control thereof.

         (b) To the extent permitted by Applicable Law, such Loan Party authorizes the Administrative Agent to execute and file such financing statements or continuation statements without such Loan Party's signature appearing thereon. Each Loan Party constitutes and appoints the Administrative Agent its true and lawful attorney-in-fact and as its agent, irrevocably, with full power of substitution for it and in its name, to execute and file all Intellectual Property Filings and other filings reasonably required or so reasonably requested for the purpose of perfecting or otherwise maintaining the Administrative Agent's Liens (for the benefit of the Secured Parties) intended to be created hereby, all acts of such attorney being hereby ratified and confirmed, and such power, being coupled with an interest, shall be irrevocable until all the Liens granted by such Loan Party to the Administrative Agent (for the benefit of the Secured Parties) terminate in accordance with Section 16 hereof. The Borrower and/or such Loan Party will pay the actual out-of-pocket costs of any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

         (c) Such Loan Party will not (i) change its name or form of organization, (ii) change its organizational identification number or (iii) change its location (determined as provided in NYUCC Section 9-307), unless it shall have given the Administrative Agent prior notice thereof and taken such actions as the Administrative Agent may reasonably request in accordance with
Section 4(d) hereof.

         (d) At least ten (10) Business Days before it takes any action contemplated by Section 4(c), such Loan Party will ensure that (i) all financing statements and amendments or supplements thereto, continuation statements and other documents (including, without limitation, Intellectual Property Filings) required to be filed or recorded in order to perfect and/or maintain the perfection of the Liens granted to the Administrative Agent (for the benefit of the Secured Parties) against all creditors of, and purchasers from, such Loan Party after it takes such action (except any applicable continuation statements that are to be filed more than six (6) months after the date thereof) have been filed or recorded in each office necessary for such purpose; (ii) all fees and taxes, if any, payable in connection with such filings or recordations have been paid in full; and (iii) except as otherwise agreed to by the Administrative Agent, such action will not adversely affect the perfection or priority of the Liens granted to the Administrative Agent (for the benefit of the Secured Parties) on any Collateral owned or to be owned by such Loan Party after it takes such action.

         (e) If a Loan Party receives any Instrument (other than checks, drafts and other instruments (i) received by such Loan Party in the ordinary course of business as payment for goods or services or (ii) that will be promptly deposited in accordance with Section 5.16 of the Credit Agreement) in an amount greater than $150,000 or any Promissory Notes in an amount greater than $150,000, such Loan Party will promptly deliver such Instrument or Promissory Note, with appropriate undated note powers or other appropriate documents duly executed in blank, to the Administrative Agent (for the benefit of the Secured Parties) as additional collateral security for such Loan Party's Obligations.

         On or before November 30, 2002, (or such later date as may be agreed to by the Administrative Agent), the Loan Parties hereby agree to deliver to the Administrative Agent the Instruments and Promissory Notes listed on Schedule 4 hereto and not marked with an asterisk, together with appropriate undated note powers or other appropriate documents duly executed in blank.

         (f) (i) If such Loan Party shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests of any Person, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Securities, or otherwise in respect thereof, such Loan Party shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by such Loan Party to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Loan Party and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent (for the benefit of the Secured Parties), subject to the terms hereof, as additional collateral security for such Loan Party's Obligations. Any sums paid upon, or in respect of, the Pledged Securities upon the liquidation or dissolution of any Issuer shall constitute part of the Collateral and shall secure such Loan Party's Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the Equity Interests of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties), be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for such Loan Party's Obligations.

         (ii) Without the prior written consent of the Administrative Agent, such Loan Party will not (W) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer that is a Loan Party or a Subsidiary of a Loan Party except as otherwise expressly permitted by the Credit Agreement; (X) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement); (Y) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Security Agreement and Pledged Securities Permitted Encumbrances; or (Z) enter into any agreement or undertaking restricting the right or ability of such Loan Party or the Administrative Agent to sell, assign or transfer any of the Pledged Securities issued by a Loan Party or a Subsidiary of a Loan Party or Proceeds thereof.

         (iii) In the case of each Loan Party which is an Issuer, such Issuer agrees that (X) it will be bound by the terms of this Security Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it; and (Y) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 4(e) with respect to the Pledged Securities issued by it.

         (iv) Unless an Event of Default shall have occurred and be continuing, each Loan Party shall be permitted to exercise all voting and corporate rights with respect to the Pledged Securities, provided, however that no vote shall be cast or corporate right exercised or other action taken which would impair the Liens of the Administrative Agent (for the benefit of the Secured Parties) on a material portion of the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Security Agreement or any other Loan Document.

         (v) If after the Amendment No. 9 Closing Date, a Loan Party acquires or otherwise holds Equity Interests issued by any Subsidiary or Equity Interests issued by any Person (in either case which Equity Interests do not constitute Excluded Property), the applicable Loan Party shall (1) in the case of certificated Equity Interests, deliver all certificates or other instruments evidencing such Equity Interests together with undated stock powers duly executed in blank and (2) in the case of uncertificated Equity Interests which constitute Securities, enter into, and cause the relevant Issuer to enter into, an Issuer Control Agreement with respect to such Equity Interests. With respect to each of iBeam Broadcasting K.K. and Williams Communications Group PTE Ltd., the Loan Parties hereby agree that in the event such entity is not dissolved pursuant to the laws of its jurisdiction of organization by January 15, 2003, the applicable Loan Parties that own or hold Equity Interests in either of such entities shall promptly deliver such documents as the Administrative Agent may reasonably request to perfect the Liens granted therein in accordance with and as contemplated by this Security Agreement. With respect to Next Venue Europe, Ltd., the applicable Loan Parties that own or hold such Equity Interests in such entity shall deliver, no later than October 30, 2002, all certificates or other instruments evidencing 66% of such Equity Interests together with undated stock powers duly executed in blank. With respect to Williams Communications Participations Holdings GmbH, the applicable Loan Parties that own or hold such Equity Interests in such entity shall deliver, no later November 30, 2002, such documents as the Administrative Agent may reasonably request to perfect the Liens granted therein in accordance with and as contemplated by this Security Agreement.

         SECTION 5. Accounts. Each Loan Party represents, warrants and covenants as follows:

         (a) Such Loan Party will use commercially reasonable efforts to cause to be collected from its account debtors, when due, all amounts owing under its Accounts (including delinquent Accounts, which such Loan Party will seek to collect in accordance with lawful collection procedures and its reasonable business judgment). Subject to the rights of the Administrative Agent (on behalf of the Secured Parties) hereunder and under the other Loan Documents if an Event of Default shall have occurred and be continuing, and subject always to the terms and provisions of the Credit Agreement, such Loan Party may allow, as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times for payment, or any settlement for less than the total unpaid balance, in each case, that such Loan Party finds appropriate in accordance with sound business judgment; and (ii) refunds or credits, all in the ordinary course of business and consistent with such Loan Party's customary collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by such Loan Party or the Administrative Agent, shall be paid by the Borrower and/or such Loan Party.

         (b) If payments with respect to any of such Loan Party's Accounts are received in a lockbox or similar account, such Loan Party will, at all times, cause such Account to be a Controlled Deposit Account to the extent required by
Section 5.16 of the Credit Agreement. The Administrative Agent will instruct the relevant Depositary Bank to transfer funds credited to any such Account, as promptly as practicable after receipt thereof, to a concentration account which is a Controlled Deposit Account designated by such Loan Party in accordance with
Section 5.16 of the Credit Agreement; provided that, if an Event of Default shall have occurred and be continuing, the Administrative Agent may designate the Controlled Deposit Account to which such funds are transferred.

         (c) If an Event of Default shall have occurred and be continuing, each Loan Party will, if requested to do so by the Administrative Agent, promptly notify (and such Loan Party authorizes the Administrative Agent so to notify) each account debtor in respect of any of its Accounts that such Accounts have been assigned to the Administrative Agent (for the benefit of the Secured Parties) hereunder, and that any payments due or to become due in respect of such Accounts are to be made directly to the Administrative Agent (for the benefit of the Secured Parties) or its designee or as the Administrative Agent may otherwise direct.

         SECTION 6. Intellectual Property. After the Amendment No. 9 Closing Date, within forty-five (45) days after the end of each calendar quarter during which any Loan Party has registered, or has been granted, any Proprietary Rights, or has made an application with respect to any Proprietary Rights, the Loan Parties shall deliver a true and complete list (in the form of Schedule 3.8 to the Credit Agreement) of all Proprietary Rights registered by or granted to a Loan Party and all Proprietary Rights as to which an application has been made by a Loan Party, in each case, during such calendar quarter together with all appropriate Intellectual Property Security Agreement Supplements (duly executed on behalf of the applicable Loan Parties) which are necessary to record the Liens of the Administrative Agent (for the benefit of the Secured Parties) on the Intellectual Property described in such list delivered pursuant to this Section 6. After the Amendment No. 9 Closing Date, if Holdings acquires Proprietary Rights from the Borrower as contemplated by the definition of "Permitted Holdings Activities" set forth in Article 1 of the Credit Agreement, Holdings shall give prompt written notice thereof to the Administrative Agent, shall make such filings and recordations with the United States Patent and Trademark Office and the United States Copyright Office as may be necessary or appropriate to record its interest in such Proprietary Rights and shall deliver all appropriate Intellectual Property Security Agreement Supplements (duly executed on behalf of Holdings) which are necessary to record the Liens of the Administrative Agent (for the benefit of the Secured Parties) on such Proprietary Rights.

         SECTION 7. Commercial Tort Claims. If any Loan Party shall at any time hold or acquire a Commercial Tort Claim, the recovery from which could reasonably be expected to exceed $1,000,000, such Loan Party shall promptly notify the Administrative Agent thereof in a writing signed by such Loan Party, which sets forth the details thereof and grants to the Administrative Agent (for the benefit of the Secured Parties) a Lien thereon and on the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION 8. Controlled Securities Accounts. Each Loan Party represents, warrants and covenants as follows:

         (a) Security Entitlements. Each Loan Party has, with respect to each Security Entitlement owned by it, entered into a Securities Account Control Agreement in respect of such Security Entitlement and the Securities Account to which the underlying Financial Asset is credited. The provisions of this Section 8(a) are subject to Section 8(b). With respect to any Controlled Securities Account in which Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Securities Intermediary, each Loan Party hereby agrees that it will not acquire any of the following assets: shares of ML Ready Assets Trust, USA Government and USA Treasury money market funds, non-listed limited partnership interests, annuities and life insurance contracts, and precious metals.

         (b) Perfection as to Security Entitlements. So long as the Financial Asset underlying any Security Entitlement owned by such Loan Party is credited to a Controlled Securities Account, (i) the Lien of the Administrative Agent (for the benefit of the Secured Parties) on such Security Entitlement will be perfected, subject to no prior Liens or rights of others except Liens and rights of the relevant Securities Intermediary that are Permitted Encumbrances and any other Permitted Encumbrances and (ii) the Administrative Agent (for the benefit of the Secured Parties) will have Control of such Security Entitlement.

         (c) Agreement as to Applicable Jurisdiction. In respect of all Security Entitlements owned by such Loan Party, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary's jurisdiction (determined as provided in NYUCC Section 8-110(e)) will at all times be located in the United States.

         SECTION 9. Controlled Deposit Accounts. Each Loan Party represents, warrants and covenants as follows:

         (a) At all times all cash owned by such Loan Party will be maintained in accordance with the provisions contained in Section 5.16 of the Credit Agreement. Each Controlled Deposit Account will be operated as provided in
Section 10 hereof.

         (b) Unless otherwise agreed to by the Administrative Agent, in respect of each Controlled Deposit Account, the Depositary Bank's jurisdiction (determined as provided in NYUCC Section 9-304) will at all times be a jurisdiction in which the UCC is in effect.

         (c) So long as the Administrative Agent has Control of a Controlled Deposit Account, the Lien of the Administrative Agent (for the benefit of the Secured Parties) on each Controlled Deposit Account will be perfected, subject to no prior Liens or rights of others except Liens arising under Specified Security Hedging Transactions and other Permitted Encumbrances.

         SECTION 10. Operation of Collateral Accounts. (a) Cash held in any Controlled Securities Account may, until withdrawn, be invested and reinvested in Investments that constitute Cash Equivalents or as permitted by Section 6.4(h) of the Credit Agreement (as applicable); provided that, if an Event of Default shall have occurred and be continuing, Administrative Agent may select such Investments.

         (b) Cash held in any Controlled Deposit Account may, until withdrawn, be invested and reinvested in accordance with the provisions contained in
Section 6.4 of the Credit Agreement; provided that (i) if an Event of Default shall have occurred and be continuing, the Administrative Agent may select such Investments that constitute Cash Equivalents and (ii) if such Investments in Cash Equivalents are to be held in a Securities Account, either (X) the Administrative Agent is the Entitlement Holder with respect to such Cash Equivalent Investments or (Y) the relevant Entitlement Holder and the relevant Securities Intermediary shall have theretofore entered into a Securities Account Control Agreement with respect to such Securities Account and delivered it to the Administrative Agent (which shall enter into the same).

         (c) With respect to each Collateral Account, the Administrative Agent will instruct the relevant Securities Intermediary or Depositary Bank that the relevant Loan Party may withdraw, or direct the disposition of, funds held therein unless and until the Administrative Agent rescinds such instruction by delivering a Notice of Exclusive Control (as such term is defined in the Deposit Account Control Agreement or Securities Account Control Agreement, as applicable) to the relevant Depositary Bank or Securities Intermediary and the Administrative Agent agrees not to rescind such instructions by delivering a Notice of Exclusive Control unless an Event of Default occurs and is continuing.

         (d) No Loan Party will cause funds to be transferred from a Collateral Account to any other account owned by a Loan Party unless (i) such other account is a Collateral Account (except to the extent expressly permitted by Section
5.16 of the Credit Agreement) and (ii) either (X) subject to the rights of the Administrative Agent (for the benefit of the Secured Parties) upon the occurrence and during the continuance of an Event of Default, such funds constitute a payment that is not prohibited by the Credit Agreement, or (Y) such transfer would otherwise be permitted in accordance with the provisions of the Credit Agreement.

         (e) If an Event of Default shall have occurred and be continuing, the Administrative Agent may (i) retain, or instruct the relevant Securities Intermediary or Depositary Bank to retain, all cash and investments then held in any Collateral Account, (ii) liquidate, or instruct the relevant Securities Intermediary or Depositary Bank to liquidate, any or all investments held therein and/or (iii) withdraw any amounts held therein and apply such amounts as provided in Section 12 hereof.

         SECTION 11. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Administrative Agent (for the benefit of the Secured Parties) may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Loan Documents or otherwise under Applicable Law.

         (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Administrative Agent (for the benefit of the Secured Parties) may exercise all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of Applicable Law, withdraw all cash held in all Collateral Accounts and apply such cash as provided in Section 12 hereof, or sell, lease, license or otherwise dispose of the Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Loan Party(ies) as required by Section 11(c) hereof. The Administrative Agent acknowledges and agrees that the exercise of any rights or remedies with respect to any Collateral consisting of a contract or license or sublicense shall be subject to the provisions thereof (including any provisions regarding assignability or confidentiality, to the extent such provisions are not void or unenforceable).

         (c) Without limiting the generality of Section 11(a) above, if an Event of Default shall have occurred and be continuing, the Administrative Agent may in its discretion require each Loan Party to assemble all or any part of the Collateral at such location or locations with the jurisdiction of the Loan Party's principal offices or at such other location as the Administrative Agent may reasonably designate. The Administrative Agent may lawfully enter upon the premises of any Loan Party or wherever the Collateral may be, and take possession of the Collateral, and may demand and receive such possession from any Person who has possession thereof, and the Administrative Agent may take such measures as it deems necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Collateral, and with or without taking such possession may sell or cause to be sold, whenever the Administrative Agent shall decide, in one or more sales or parcels, at such prices as the Administrative Agent may deem appropriate, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board, securities exchange (if applicable) or at public or private sale. Except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Administrative Agent will give the relevant Loan Party at least ten (10) days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made, together with such other notices as may be required by Applicable Law and cannot be waived. The Administrative Agent and each Loan Party agree that such notice constitutes "reasonable notification" within the meaning of NYUCC Section 9-612(a). In addition, each Loan Party waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Administrative Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. The provisions of Section 9-209 of the NYUCC shall not apply to any Account, Chattel Paper or Payment Intangible as to which notification of assignment has been sent to the account debtor. Neither the Administrative Agent, nor any other Secured Party shall have any liability should the proceeds resulting from a private sale be less than the proceeds realizable from a public sale, and any Secured Party or any other Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free (to the fullest extent permitted by Applicable
Law) from any claim or right of whatever kind, including any equity of redemption, of any Loan Party, any such demand, notice, claim, right or equity being hereby expressly waived and released. The Administrative Agent and/or the Secured Parties shall, in any such sale, make no representations or warranties with respect to the Collateral or any part thereof, and neither the Administrative Agent nor any other Secured Party shall be chargeable with any of the obligations or liabilities of any Loan Party. Each Loan Party hereby agrees
(i) that it will indemnify and hold the Administrative Agent and any other Secured Party harmless from and against any and all claims with respect to the Collateral asserted before the taking of actual possession or control of the relevant Collateral by the Administrative Agent pursuant to this Section 11, or arising out of any act of, or omission to act on the part of, any Person (other than the Administrative Agent) prior to such taking of actual possession or control by the Administrative Agent (whether asserted before or after such taking of possession or control), or arising out of any act on the part of any Loan Party or its Affiliates or agents before or after the commencement of such actual possession or control by the Administrative Agent and (ii) neither the Administrative Agent nor any Secured Party shall have liability or obligation to any Loan

Party arising out of any such claim except for acts of willful misconduct or gross negligence as determined by a final order or judgment of a court of competent jurisdiction. In any action hereunder, the Administrative Agent shall be entitled, if permitted by Applicable Law, to the appointment of a receiver without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver.

         (d) Without limiting the generality of Section 11(a), if an Event of Default shall have occurred and be continuing, for the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 11 at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Loan Party hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the such Loan Party) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Loan Party, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Administrative Agent (for the benefit of the Secured Parties) shall be exercised, at the Administrative Agent's option, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon such Loan Party notwithstanding any subsequent cure, waiver or other termination of an Event of Default.

         (e) (i) If an Event of Default shall occur and be continuing, (X) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Collateral and make application thereof to the Obligations in accordance with Section 12 hereof, and
(Y) any or all of the Pledged Collateral shall, at the option of the Administrative Agent, be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise
(1) all voting, corporate and other rights pertaining to such Pledged Collateral at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and, in furtherance thereof, and (2) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the form of organization of any Issuer, or upon the exercise by any Loan Party or the Administrative Agent of any right, privilege or option pertaining to such Pledged Collateral, and in connection therewith, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Loan Party to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (ii) Each Loan Party hereby authorizes and instructs each Issuer of any Pledged Collateral pledged by such Loan Party hereunder (which is not otherwise a party to this Security Agreement) to comply with any instruction received by it from the Administrative Agent in writing that (X) states that an Event of Default has occurred and is continuing and (Y) is otherwise in accordance with the terms of this Security Agreement and any Issuer Control Agreement (as applicable), without any other or further instructions from such Loan Party, and each Loan Party agrees that each Issuer shall be fully protected in so complying.

         (f) Upon the request of the Administrative Agent, upon the occurrence and during the continuance of an Event of Default, each of the Loan Parties will, upon receipt by it of any revenue, income, profits or other sums subject to the Liens of the Administrative Agent (for the benefit of the Secured Parties), payable pursuant to any agreement or otherwise, or of any check, draft, note, trade acceptance or other Instrument evidencing an obligation to pay any such sum, hold the sum or Instrument in trust for the Administrative Agent (for the benefit of the Secured Parties), segregate such sum or Instrument from their own assets and forthwith, without any notice, demand or other action whatsoever (all notices, demands, or other actions on the part of the Administrative Agent being expressly waived), endorse, transfer and deliver any such sums or Instruments or both, to the Administrative Agent to be applied to the repayment of such Loan Party's Obligations in accordance with the provisions of Section 12 hereof.

         (g) In view of the position of each Loan Party in relation to the Pledged Securities pledged by it, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. Each Loan Party understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or any part of the Pledged Securities under applicable Blue Sky or other state securities laws, or similar laws analogous in purpose or effect. Under Applicable Law, in the absence of an agreement to the contrary, the Administrative Agent may perhaps be held to have certain general duties and obligations to such Loan Party to make some effort towards obtaining a fair price even though such Loan Party's Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. Each Loan Party waives to the fullest extent permitted by Applicable Law any such general duty or obligation to it, and the Loan Parties will not attempt to hold the Administrative Agent responsible for selling all or any part of the Pledged Securities at an inadequate price, even if the Administrative Agent shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 11(g) would apply if, for example, the Administrative Agent were to place all or any part of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if the Administrative Agent placed all or any part of the Pledged Securities privately with a purchaser or purchasers. Notwithstanding the foregoing, the Administrative Agent acknowledges that the disposition of any of the Pledged Securities consisting of Securities that have not been registered under the Federal Securities Laws shall be subject to compliance therewith.

         SECTION 12 Application of Proceeds. (a) If an Event of Default shall have occurred and be continuing, the Administrative Agent may, and if directed by the Required Lenders shall, apply (i) any cash held in the Collateral Accounts and (ii) the proceeds of any sale or other disposition of all or any part of the Collateral, in accordance with the provisions contained in Section
10.2 of the Credit Agreement.

         (b) All distributions made by the Administrative Agent pursuant to this Section or Section 10.2 of the Credit Agreement shall be final (except in the event of manifest error) and the Administrative Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.

         SECTION 13. Authority to Administer Collateral. Each Loan Party irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Loan Party, the Administrative Agent (on behalf of the Secured Parties) or otherwise, for the sole use and benefit of the Secured Parties, but at the Borrower's or applicable Loan Party's expense, to the extent permitted by Applicable Law, to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers in the Administrative Agent's sole discretion with respect to all or any of such Loan Party's Collateral:

                  (a) to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange therefor (but the Administrative Agent shall not be under any obligation to do so);

                  (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise attaching any liability of, any Loan Party;

                  (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof;

                  (d) to extend the time of payment, arrange for payment in installments, or modify the terms of any or all thereof and to make any allowance or other adjustment with reference thereto without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, any Loan Party; and

                  (e) to execute such other and further mortgages, pledges and assignments of the Collateral, and related instruments or agreements, as the Administrative Agent may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the Liens granted to the Administrative Agent for the benefit of the Secured Parties;

provided that, the Administrative Agent will not be required to take any steps to preserve any rights against prior parties to the Collateral. If any Loan Party fails to make any payment or take any action required hereunder, the Administrative Agent may make such payments and take all such actions as the Administrative Agent reasonably deems necessary to protect the Administrative Agent's (on behalf of the Secured Parties) Liens on the Collateral and/or the value thereof, and the Administrative Agent is hereby authorized (without limiting the general nature of the authority herein above conferred) to pay, purchase, contest or compromise any Liens that in the judgment of the Administrative Agent appear to be equal to, prior to or superior to the Liens of the Administrative Agent (for the benefit of the Secured Parties) in the Collateral and any Liens not expressly permitted by the provisions of the Credit Agreement.

         SECTION 14. Standards for Exercising Remedies. (a) To the extent that Applicable Law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Loan Party acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent: (a) to incur expenses necessary to protect or prepare any of the Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, or to postpone any such disposition pending any such preparation or processing; (b) to fail to obtain third party consents for access to any of the Collateral to be disposed of, or to obtain or, if not required by Applicable Law, to fail to obtain governmental or third party consents for the collection or disposition of any of the Collateral to be collected or disposed of; (c) to fail to exercise collection remedies against account debtors or other Persons obligated on any of the Collateral or to remove any Lien on or any adverse claims against any of the Collateral; (d) to exercise collection remedies against account debtors and other Persons obligated on any of the Collateral directly or through the use of collection agencies and other collection specialists; (e) to advertise dispositions of any of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (f) to contact other Persons, whether or not in the same business as any Loan Party, for expressions of interest in acquiring all or any portion of the Collateral;
(g) to hire one or more professional auctioneers to assist in the disposition of any of the Collateral, whether or not the Collateral is of a specialized nature;
(h) to dispose of any of the Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets; (i) to dispose of assets in wholesale rather than retail markets; (j) to disclaim disposition warranties; (k) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of any of the Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of any of the Collateral; or (l) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Loan Party acknowledges that the purpose of this Section 14 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would not be commercially unreasonable in the Administrative Agent's exercise of remedies for the benefit of the Secured Parties against any of the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 14. Without limiting the foregoing, nothing contained in this Section 14 shall be construed to grant any rights to any Loan Party or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by Applicable Law in the absence of this Section 14.

         (b) With respect to any Collateral in the possession or within the Control of the Administrative Agent, each Loan Party waives any restriction or obligation imposed on the Administrative Agent by Sections 9-207(c)(1), 9-207(c)(2) and 9-208 of the NYUCC.

         SECTION 15. General Provisions Regarding the Administrative Agent; Information as to the Obligations and Actions by Secured Parties. (a) For all purposes of the Loan Documents, including determining the amounts of the Obligations of the Borrower and whether any such Obligation is a Contingent Obligation or not, or whether any action has been taken under any Loan Document, the Administrative Agent will be entitled to rely on information from (i) any Secured Party for information as to the Obligations owed to and actions taken by it, to the extent that the Administrative Agent has not obtained such information from the Borrower; and (ii) the Borrower, to the extent that the Administrative Agent has not obtained information from the applicable Secured Party.

         (b) The Administrative Agent may refuse to act on any notice, consent, direction or instruction from the Required Lenders, one or more of the Secured Parties or any agent, trustee or similar representative thereof or otherwise that, in the Administrative Agent's opinion, (i) is contrary to Applicable Law or the provisions of any Loan Document, (ii) may expose the Administrative Agent to liability (unless the Administrative Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave, or instructed the Administrative Agent to give, such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.

         SECTION 16. Termination of Liens; Release of Collateral. (a) The Liens granted by each Loan Party to the Administrative Agent shall terminate or be released (as applicable) as provided in the last two paragraphs of Section 10.1(b) of the Credit Agreement.

         (b) At any time before the Liens granted to the Administrative Agent in the Collateral terminate pursuant to and in accordance with Section 16(a) hereof, the Administrative Agent may, at the written request of the Borrower, release any Collateral with the prior written consent of the Required Lenders (or, solely if such Collateral constitutes all or substantially all of the "Collateral" under the Loan Documents then in effect, all of the Lenders).

         SECTION 17. Continuation and Reinstatement. Each Loan Party further agrees that the security interest granted hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof of any obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Loan Party or otherwise.

         SECTION 18. Notices. (a) All notices and other communications provided for herein shall be in writing and shall be delivered by hand, overnight courier, certified or registered mail or sent by facsimile addressed as follows:

                  (i) if to the Administrative Agent or Bank of America, N.A., to it as follows:

                           Bank of America, N.A.
                           901 Main Street - 66th Floor
                           Dallas, Texas  75202-3714
                           Attention: John W. Woodiel III, Managing Director Facsimile No.: (214) 209-3533

                           and

                           Bank of America, N.A.
                           901 Main Street - 14th Floor
                           Dallas, Texas 75202-3714
                           Attention:  Mickey McLean
                           Facsimile No.: (214) 290-9508

                           with a courtesy copy to:

                           Clifford Chance US LLP
                           200 Park Avenue
                           New York, NY 10166-0153
                           Attention:  Margot B. Schonholtz, Esq.
                           Facsimile No.: (212) 878-8375

                  (ii) if to Holdings, the Borrower or any other Loan Party, to it as follows:

                           Williams Communications, LLC.
                           One Technology Center, 15th Floor
                           100 South Cincinnati
                           Tulsa, Oklahoma 74103

                           Attention:  Richard H. Martin, Jr.
                           Facsimile No.: (918) 547-7084

                           In each case, with a copy to:

                           Attention:  Steve Heinen
                           Facsimile No.: (918) 547-2360

                           with a courtesy copy to:

                           Leucadia National Corporation
                           315 Park Avenue South
                           New York, New York 10010
                           Attention:  Tom Mara
                           Facsimile No.: (212) 598-3241

or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. Any failure of any Person giving notice pursuant to this Section 18 to provide a courtesy copy to a party as provided herein, shall not affect the validity of such notice. All notices and other communications given to any party hereto in accordance with the provisions of this Security Agreement shall be deemed to have been given (X) on the fifth Business Day after the date when sent, postage prepaid, return receipt requested, if by certified or registered mail,
(Y) when delivered, if delivered by hand or overnight courier service, or (Z) when receipt is acknowledged, if by facsimile, in each case addressed to such party as provided in this Section 18 or in accordance with the latest unrevoked written direction from such party.

         (b) No notice to or demand on any of the Loan Parties on any occasion shall entitle such Loan Party or any other Loan Party to any other or further notice or demand in the same, similar or other circumstances, unless otherwise expressly required under this Security Agreement.

         SECTION 19. No Implied Waivers; Remedies Not Exclusive. No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right, power or remedy hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy or any abandonment or discontinuance of steps to enforce any such right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All rights, powers and remedies hereunder are cumulative and are not exclusive of any other rights, powers and remedies provided by Applicable Law or otherwise. No waiver of any provision of this Security Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by Section 21 hereof, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

         SECTION 20. Successors and Assigns. This Agreement is for the benefit of the Administrative Agent and the Secured Parties. If all or any part of any Loan Party's interest in any Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the Obligation so transferred, shall be automatically transferred with such Obligation. This Security Agreement shall be binding on the Loan Parties and their respective successors and assigns, except that the Loan Parties may not assign or otherwise transfer any of their rights or obligations hereunder except as expressly provided by Section 11.3 of the Credit Agreement.

         SECTION 21. Amendments and Waivers. Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto, with the consent of the Required Lenders (or, solely if a waiver, amendment or modification constitutes a release of all or substantially all of the Collateral under all of the Loan Documents then in effect, all of the Lenders).

         SECTION 22. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES AND BY FEDERAL LAW TO THE EXTENT APPLICABLE, [EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF APPLICABLE LAW AND] EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

         SECTION 23. Severability. If any provision of this Security Agreement is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Applicable Law, (a) the other provisions of this Security Agreement shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

         SECTION 24. Additional Loan Parties. Any Subsidiary of Holdings, the Borrower or Old WCG may become a party hereto by signing and delivering to the Administrative Agent an Instrument of Assumption and Joinder. Each of the parties hereto acknowledges and agrees to the foregoing.

         SECTION 25. Effectiveness. This Security Agreement shall become effective on and as of the time and date when the Administrative Agent shall have received counterparts of this Security Agreement duly executed by all of the Loan Parties listed on the signature pages hereto, and the Administrative Agent.

         SECTION 26. Headings. Article and Section headings used herein and the Table of Contents are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Security Agreement.

         SECTION 27. Execution in Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. Delivery of an executed signature page to this Security Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

         SECTION 28. Interpretation With Other Documents. Notwithstanding anything in this Security Agreement to the contrary, in the event of a conflict or inconsistency between this Security Agreement and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall govern.

         SECTION 29. Enforcement of Rights; No Obligation to Marshall Assets. In enforcing any rights under this Security Agreement, neither the Administrative Agent nor any of the other Secured Parties shall be required to resort to any particular security, right or remedy through foreclosure or otherwise, or to proceed in any particular order of priority, or to otherwise act or refrain from acting; and, to the extent permitted by Applicable Law, each Loan Party hereby waives and releases any right to a marshaling of assets or a sale in inverse order of alienation.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    LOAN PARTIES:


                                    WILLIAMS COMMUNICATIONS, LLC


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name: Howard S. Kalika
                                       Title: Vice President


                                    WILTEL COMMUNICATIONS GROUP, INC.


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name: Howard S. Kalika
                                       Title: Vice President


                                    WILLIAMS COMMUNICATIONS GROUP, INC.


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name: Howard S. Kalika
                                       Title: Vice President


                                    CRITICAL CONNECTIONS, INC.


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name: Howard S. Kalika
                                       Title: Vice President

                                    WCS COMMUNICATIONS SYSTEMS, INC.


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name: Howard S. Kalika
                                       Title: Vice President

                                    WILLIAMS COMMUNICATIONS OF
                                      VIRGINIA, INC.


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name:  Howard S. Kalika
                                       Title: Vice President


                                    WILLIAMS COMMUNICATIONS
                                      PROCUREMENT, L.L.C.


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name:  Howard S. Kalika
                                       Title: Vice President


                                    WILLIAMS COMMUNICATIONS
                                      PROCUREMENT, LP

                                    By:  Williams Communications, LLC, as
                                           General Partner


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name:  Howard S. Kalika
                                       Title: Vice President


                                    CG AUSTRIA, INC. (f/k/a WILLIAMS GLOBAL
                                      COMMUNICATIONS HOLDINGS, INC.)


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name:  Howard S. Kalika
                                       Title: Vice President


                                    WILLIAMS LEARNING NETWORK, INC.


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name:  Howard S. Kalika
                                       Title: Vice President

                                    WILLIAMS LOCAL NETWORK, LLC


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name:  Howard S. Kalika
                                       Title: Vice President


                                    WILLIAMS TECHNOLOGY CENTER, LLC

                                       By:  Williams Communications, LLC, as
                                              Sole Member


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name:  Howard S. Kalika
                                       Title: Vice President


                                    WILLIAMS COMMUNICATIONS MANAGED SERVICES,
                                      LLC


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name:  Howard S. Kalika
                                       Title: Vice President

                                    WILLIAMS COMMUNICATIONS MANAGED SERVICES OF
                                      CALIFORNIA, INC.


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name:  Howard S. Kalika
                                       Title: Vice President


                                    WILLIAMS COMMUNICATIONS EMERGING MARKETS,
                                      LLC


                                    By /s/ HOWARD S. KALIKA
                                       ----------------------------------------
                                       Name:  Howard S. Kalika
                                       Title: Vice President

                                    ADMINISTRATIVE AGENT:


                                    BANK OF AMERICA, N.A., as
                                      Administrative Agent


                                    By /s/ JOHN W. WOODIEL III
                                       ----------------------------------------
                                       Name:  John W. Woodiel III
                                       Title: Managing Director

                                                                      SCHEDULE 1

                               PLEDGED SECURITIES
                       (EQUITY INTERESTS IN SUBSIDIARIES)
                              OWNED BY LOAN PARTIES
                    (AS OF THE AMENDMENT NO. 9 CLOSING DATE)

                             JURISDICTION OF        OWNER OF EQUITY                              NUMBER OF SHARES OR
         ISSUER               ORGANIZATION              INTEREST           PERCENTAGE OWNED             UNITS
         ------              ---------------        ---------------        ----------------      -------------------






                                                                      SCHEDULE 2

                               PLEDGED SECURITIES
                  (OTHER THAN EQUITY INTERESTS IN SUBSIDIARIES)
                              OWNED BY LOAN PARTIES
                    (AS OF THE AMENDMENT NO. 9 CLOSING DATE)

                               PART 1 - SECURITIES

                             JURISDICTION OF
         ISSUER               ORGANIZATION        OWNER OF SECURITIES        AMOUNT OWNED         TYPE OF SECURITY
         ------              ---------------      -------------------        ------------         ----------------








                          PART 2 - SECURITIES ACCOUNTS

The Loan Parties own Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:

                 OWNER                          SECURITIES INTERMEDIARY                    ACCOUNT NUMBER
                 -----                          -----------------------                    --------------







                                     S-2-1

                                                                      SCHEDULE 3

                        DEPOSIT ACCOUNTS OF LOAN PARTIES
                    (AS OF THE AMENDMENT NO. 9 CLOSING DATE)

                                                                      SCHEDULE 4

                        INSTRUMENTS OWNED BY LOAN PARTIES
                    (AS OF THE AMENDMENT NO. 9 CLOSING DATE)